EXHIBIT 10.1

*	Confidential Treatment has been requested for the marked portions of this exhibit pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

FIRST AMENDMENT TO PATENT LICENSE AGREEMENT

between

STC.UNM and ONCOTHYREON INC.

THIS FIRST AMENDMENT TO PATENT LICENSE AGREEMENT (“First Amendment”) is made as of February 2, 2015 (the “First Amendment Effective Date”) by and between STC.UNM (hereinafter referred to as “STC”), a New Mexico nonprofit corporation, with its principal office at 801 University Boulevard SE, Suite 101, Albuquerque, New Mexico 87106, and ONCOTHYREON INC. (hereinafter referred to as “Oncothyreon”), a Delaware corporation with a principal office at 2601 Fourth Avenue, Suite 500, Seattle, WA 98121. As of the First Amendment Effective Date, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

1. Background of First Amendment. STC and Alpine Biosciences, Inc. (“ALPINE”) entered into a Patent License Agreement (STC Ref. No. 2013-0170) effective June 30, 2014 (the “License Agreement”) under which STC licensed certain intellectual property to ALPINE. On August 8, 2014, Oncothyreon acquired ALPINE. With STC’s consent, as of such date Oncothyreon is the successor in interest to ALPINE under the License Agreement by way of assignment. The parties desire to enter into this First Amendment to reflect the foregoing, and to reflect that STC has subsequently entered into additional Commercialization Agreements. Capitalized terms in this First Amendment, unless defined herein, shall have the meanings ascribed to such terms in the License Agreement.

2. Change in Name of LICENSEE. The “LICENSEE” under the License Agreement is Oncothyreon Inc.

3. Amendment of License Agreement Background Section. The second paragraph of the BACKGROUND section of the License Agreement is amended by deleting the last sentence thereof.

4. Amendment of Exhibit A. The original Exhibit A of the License Agreement is amended in its entirety and as of the First Amendment Effective Date is replaced with the updated Exhibit A that is attached to this First Amendment as Schedule 1.

5. Amendment of Article I, DEFINITIONS. Article I, DEFINITIONS, of the License Agreement is amended by: (a) the addition of [*] and [*] to the list of “Inventors;” and, (b) by the deletion in its entirety of the definition of “Other STC/Sandia Jointly Owned Licensed Patents.”

6. Amendment of Section 2.2. Section 2.2 of the License Agreement is amended to read in its entirety as follows:

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“2.2	The LICENSEE acknowledges that, except for the STC Solely-Owned Patent, this Agreement grants rights with respect to Licensed Patents that are owned jointly by STC and Sandia. Furthermore, STC hereby confirms that, as of the First Amendment Effective Date, STC and Sandia have entered into a Commercialization Agreement for each of the Licensed Patents, other than the STC Solely-Owned Licensed Patent.

7. Amendment of Article XV. The address in Article XV ((NOTICES) for notices to LICENSEE is hereby amended to the following address:

Oncothyreon Inc.

2601 Fourth Avenue, Suite 500

Seattle WA 98121

Attn: Protocell Operations

Copy to: Legal Department

8. Ratification. Except as amended hereby, all other terms and conditions of the License Agreement are ratified and confirmed and remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this First Amendment to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below, effective as of the First Amendment Effective Date.

LICENSOR: STC.UNM		LICENSEE: ONCOTHYREON INC.

By:	/s/ Elizabeth J. Kuuttila	By:	/s/ Scott Peterson
	Elizabeth J. Kuuttila	Printed Name:	Scott Peterson
	President & CEO	Title:	Chief Scientific Officer

Date:	2/3/15	Date:	3 Feb 2015

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SCHEDULE 1

(to First Amendment to Patent License Agreement)

EXHIBIT A

LICENSED PATENTS

[*]

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*Confidential Treatment Requested.